SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2007
Commission File Number: 000-52337

BMR Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	33-0989901 (I.R.S. Employer Identification No.)

1184 Rutland Road, Suite 2, Newport Beach, California (Address of principal executive offices)	92660 (Zip Code)
(949) 292-0820 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 20, 2007, Brian Mirrotto resigned as a director of BMR Solutions, Inc., a Nevada corporation (“Registrant”). Mr. Mirrotto’s resignation was not the result of any disagreement with the policies, practices or procedures of the Registrant. The resignation of Mr. Mirrotto is attached hereto as exhibit 17.1.

ITEM 9.01	EXHIBITS.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
17.1	Resignation of Brian Mirrotto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BMR SOLUTIONS, INC.

Date: July 20, 2007	By:	/s/ Mark Andre
Name: Mark Andre
Title: President, Secretary and a director

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